Filed pursuant to Rule 497(e)

Registration Nos. 333-227298; 811-23377

DIVY (formerly “SDEI”)	Sound Equity Income ETF listed on NYSE Arca, Inc.

May 26, 2023

Supplement to the

Summary Prospectus dated March 30, 2023 and, Prospectus and Statement of Additional Information (SAI),

each dated March 30, 2023, as supplemented

Effective on or about July 24, 2023, the name of the Sound Equity Income ETF (the “Fund”) will be changed to the Sound Equity Dividend Income ETF.

Effective on the same date, the Fund’s name-related investment policy will be revised to reflect the addition of “dividend” to the Fund’s name and will read as follows:

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowing made for investment purposes) in dividend-paying equity securities.

Please retain this Supplement for future reference.